EXHIBIT 99.1

AvePoint Announces Third Quarter 2023 Financial Results

Third quarter SaaS revenue of $41.9 million, representing 40% year-over-year growth
Third quarter Total revenue of $72.8 million, representing 16% year-over-year growth
Total ARR of $250.6 million, representing 23% year-over-year growth, 25% adjusted for FX

JERSEY CITY, N.J., Nov. 09, 2023 (GLOBE NEWSWIRE) -- AvePoint (NASDAQ: AVPT), the most advanced platform to optimize SaaS operations and secure collaboration, today announced financial results for the third quarter ended September 30, 2023.

“The third quarter was another strong result for AvePoint, as we again meaningfully outperformed our guidance for both total revenues and non-GAAP operating income, while delivering total ARR growth of 25%,” said Dr. Tianyi Jiang (TJ), CEO and Co-Founder, AvePoint. “We see tremendous ambition from companies to leverage generative AI for competitive advantage and value creation, but for their efforts to succeed, they must first establish a robust data management strategy. This is the core business problem AvePoint has been solving for over 20 years and positions us well to be a key enabler of the generative AI solutions companies implement going forward. We are excited for a strong close to 2023 and for the many opportunities we see ahead of us.”

Third Quarter 2023 Financial Highlights

  Revenue: Total revenue was $72.8 million, up 16% from the third quarter of 2022. Within total revenue, SaaS revenue was $41.9 million, up 40% from the third quarter of 2022.

  Gross Profit: GAAP gross profit was $52.6 million, compared to $45.6 million for the third quarter of 2022. Non-GAAP gross profit was $53.7 million, compared to $46.4 million for the third quarter of 2022. Non-GAAP gross margin was 73.7%, compared to 74.0% for the third quarter of 2022.

  Operating Income/(Loss): GAAP operating loss was $(0.3) million, compared to $(7.4) million for the third quarter of 2022. Non-GAAP operating income was $9.3 million, compared to $2.4 million for the third quarter of 2022.

  Cash and short-term investments: $209.3 million as of September 30, 2023.

Third Quarter 2023 Key Performance Indicators and Business Highlights

  ARR as of September 30, 2023 was $250.6 million, up 23% year-over-year. Adjusted for FX, ARR grew 25%.

  Adjusted for FX, dollar-based gross retention rate was 87%, while dollar-based net retention rate was 108%. On an as-reported basis, dollar-based gross retention rate was 85%, while dollar-based net retention rate was 107%.

  Introduced AvePoint EnPower, which helps organizations more proactively analyze, govern and optimize their SaaS management and operations across Microsoft 365 and Power Platform, in turn enabling greater operational efficiency and automated governance.

  Announced certification against the ISO information security management system audit using the 27701:2019 framework for the first time, and the 27001:2013 and 27017:2015 frameworks for the second consecutive year, demonstrating the Company’s prioritization of security and privacy for AvePoint and its customers.

Financial Outlook
The Company is again raising its full year outlook for total ARR, total revenues and non-GAAP operating income.

For the fourth quarter of 2023, the Company expects:

  Total revenues of $70.5 million to $72.5 million, or year-over-year growth of 12% at the midpoint.
  Non-GAAP operating income of $8.1 million to $9.1 million.

For the full year 2023, the Company now expects:

  Total ARR of $261 million to $263 million, or year-over-year growth of 22% at the midpoint.
  Total revenues of $267.7 million to $269.7 million, or year-over-year growth of 16% at the midpoint.
  Non-GAAP operating income of $20.0 million to $21.0 million.

Quarterly Conference Call

AvePoint will host a conference call today, November 09, 2023, to review its third quarter 2023 financial results and to discuss its financial outlook. The call is scheduled to begin at 4:30pm ET. You may access the call and register with a live operator by dialing 1 (844) 826-3035 for US participants and 1 (412) 317-5195 for outside the US. The passcode for the call is 3803378. Investors can also join by webcast by visiting https://ir.avepoint.com/events. The webcast will be available live, and a replay will be available following the completion of the live broadcast for approximately 90 days.

About AvePoint

Collaborate with Confidence. AvePoint provides the most advanced platform to optimize SaaS operations and secure collaboration. Over 17,000 customers worldwide rely on our solutions to modernize the digital workplace across Microsoft, Google, Salesforce and other collaboration environments. AvePoint's global channel partner program includes over 3,500 managed service providers, value added resellers and systems integrators, with our solutions available in more than 100 cloud marketplaces. To learn more, visit www.avepoint.com.

Emerging Growth Company

AvePoint is considered an emerging growth company. Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under Section 21E of the Securities Exchange Act of 1934, as amended) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies, but any such election to opt out is irrevocable. AvePoint elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, AvePoint, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

Because the market value of our common stock held by non-affiliates exceeded $700.0 million as of June 30, 2023, AvePoint will meet the conditions to be deemed a "large-accelerated filer" as of December 31, 2023, and will consequently no longer be an emerging growth company as of that date. AvePoint will be subject to the regulations applicable to all large-accelerated filers as of December 31, 2023.

Non-GAAP Financial Measures

To supplement AvePoint’s consolidated financial statements presented in accordance with GAAP, the company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (including percentage of revenue figures), non-GAAP operating income and non-GAAP operating margin. The company has included a reconciliation of GAAP to non-GAAP financial measures at the end of this press release. These reconciliations adjust the related GAAP financial measures to exclude stock-based compensation expense and the amortization of acquired intangible assets. The company believes the presentation of its non-GAAP financial measures provides a better representation as to its overall operating performance. The presentation of AvePoint’s non-GAAP financial measures is not meant to be considered in isolation or as a substitute for its financial results prepared in accordance with GAAP, and AvePoint’s non-GAAP measures may be different from non-GAAP measures used by other companies.

Disclosure Information

AvePoint uses the https://ir.avepoint.com/ website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and other federal securities laws including statements regarding the future performance of and market opportunities for AvePoint. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: changes in the competitive and regulated industries in which AvePoint operates, variations in operating performance across competitors, changes in laws and regulations affecting AvePoint’s business and changes in AvePoint’s ability to implement business plans, forecasts, and ability to identify and realize additional opportunities, and the risk of downturns in the market and the technology industry. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AvePoint’s most recent Quarterly Report on Form 10-Q and its registration statement on Form S-1 and related prospectus and prospectus supplements filed with the SEC. Copies of these and other documents filed by AvePoint from time to time are available on the SEC's website, www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AvePoint does not assume any obligation and does not intend to update or revise these forward-looking statements after the date of this release, whether as a result of new information, future events, or otherwise, except as required by law. AvePoint does not give any assurance that it will achieve its expectations. Unless the context otherwise indicates, references in this press release to the terms “AvePoint”, “the Company”, “we”, “our” and “us” refer to AvePoint, Inc. and its subsidiaries.

Investor Contact

AvePoint
Jamie Arestia
ir@avepoint.com
(551) 220-5654

Media Contact

AvePoint
Nicole Caci
pr@avepoint.com
(201) 201-8143

AvePoint, Inc. Condensed Consolidated Statements of Operations (In thousands, except per share amounts) (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Revenue:
SaaS	$41,910	$29,959	$115,701	$84,131
Term license and support	16,293	18,288	40,474	42,501
Services	11,194	10,458	31,007	29,231
Maintenance	3,363	4,034	10,019	12,868
Total revenue	72,760	62,739	197,201	168,731
Cost of revenue:
SaaS	9,561	7,164	26,586	18,934
Term license and support	484	524	1,441	1,600
Services	9,922	9,218	29,231	26,204
Maintenance	189	192	584	748
Total cost of revenue	20,156	17,098	57,842	47,486
Gross profit	52,604	45,641	139,359	121,245
Operating expenses:
Sales and marketing	28,436	27,425	82,978	82,002
General and administrative	15,838	16,429	45,679	48,411
Research and development	8,643	9,214	26,931	23,850
Total operating expenses	52,917	53,068	155,588	154,263
Loss from operations	(313)	(7,427)	(16,229)	(33,018)
(Loss) gain on earn-out and warrant liabilities	(2,785)	913	(6,921)	6,848
Interest income, net	232	16	843	50
Other income (expense), net	1,477	48	4,502	(822)
Loss before income taxes	(1,389)	(6,450)	(17,805)	(26,942)
Income tax expense	2,841	336	8,132	99
Net loss	$(4,230)	$(6,786)	$(25,937)	$(27,041)
Net loss (income) attributable to and accretion of redeemable noncontrolling interest	18	(626)	(57)	(1,870)
Net loss attributable to AvePoint, Inc.	$(4,212)	$(7,412)	$(25,994)	$(28,911)
Net loss available to common shareholders	$(4,212)	$(7,412)	$(25,994)	$(28,911)
Basic and diluted loss per share	$(0.02)	$(0.04)	$(0.14)	$(0.16)
Basic and diluted shares used in computing loss per share	181,769	180,732	182,630	179,563

AvePoint, Inc. Condensed Consolidated Balance Sheets (In thousands, except par value) (Unaudited)

	September 30,	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$205,786	$227,188
Short-term investments	3,478	2,620
Accounts receivable, net of allowance for doubtful accounts of $1,176 and $725 as of September 30, 2023 and December 31, 2022, respectively	69,329	66,474
Prepaid expenses and other current assets	8,276	10,013
Total current assets	286,869	306,295
Property and equipment, net	4,983	5,537
Goodwill	18,595	18,904
Intangible assets, net	10,427	11,079
Operating lease right-of-use assets	14,547	15,855
Deferred contract costs	50,232	48,553
Other assets	12,558	9,310
Total assets	$398,211	$415,533
Liabilities, mezzanine equity, and stockholders’ equity
Current liabilities:
Accounts payable	$1,855	$1,519
Accrued expenses and other liabilities	44,538	47,784
Current portion of deferred revenue	102,433	93,405
Total current liabilities	148,826	142,708
Long-term operating lease liabilities	9,982	11,348
Long-term portion of deferred revenue	6,296	8,085
Earn-out shares liabilities	13,822	6,631
Other non-current liabilities	5,183	3,607
Total liabilities	184,109	172,379
Commitments and contingencies
Mezzanine equity
Redeemable noncontrolling interest	13,991	14,007
Total mezzanine equity	13,991	14,007
Stockholders’ equity
Common stock, $0.0001 par value; 1,000,000 shares authorized, 183,996 and 185,278 shares issued and outstanding	18	19
Additional paid-in capital	659,892	665,715
Treasury stock	—	(21,666)
Accumulated other comprehensive income	2,307	2,006
Accumulated deficit	(462,106)	(416,927)
Total stockholders’ equity	200,111	229,147
Total liabilities, mezzanine equity, and stockholders’ equity	$398,211	$415,533

AvePoint, Inc. Condensed Consolidated Statements of Cash Flows (In thousands) (Unaudited)

	Nine Months Ended
	September 30,
	2023	2022
Operating activities
Net loss	$(25,937)	$(27,041)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,439	2,255
Operating lease right-of-use assets expense	5,294	4,602
Foreign currency remeasurement loss	763	3,026
Stock-based compensation	26,975	28,287
Deferred income taxes	(240)	(154)
Other	725	1,040
Change in value of earn-out and warrant liabilities	6,921	(6,754)
Changes in operating assets and liabilities:
Accounts receivable	(4,633)	(6,661)
Prepaid expenses and other current assets	1,663	(1,486)
Deferred contract costs and other assets	(5,637)	(8,436)
Accounts payable, accrued expenses, operating lease liabilities and other liabilities	(5,331)	(4,227)
Deferred revenue	9,282	8,656
Net cash provided by (used in) operating activities	13,284	(6,893)
Investing activities
Maturities of investments	1,292	180,837
Purchases of investments	(2,050)	(180,495)
Cash paid in business combinations and asset acquisitions, net of cash acquired	—	(18,574)
Capitalization of internal-use software	(988)	(1,165)
Purchase of property and equipment	(1,478)	(3,420)
Investment in notes	(1,000)	—
Net cash used in investing activities	(4,224)	(22,817)
Financing activities
Repurchase of common stock	(33,644)	(19,554)
Proceeds from stock option exercises	3,865	1,817
Repayments of finance leases	(30)	(23)
Net cash used in financing activities	(29,809)	(17,760)
Effect of exchange rates on cash	(653)	(2,966)
Net decrease in cash and cash equivalents	(21,402)	(50,436)
Cash and cash equivalents at beginning of period	227,188	268,217
Cash and cash equivalents at end of period	$205,786	$217,781
Supplemental disclosures of cash flow information
Income taxes paid	$5,794	$421
Contingent consideration in business combinations	$—	$5,635

AvePoint, Inc. Non-GAAP Reconciliations (In thousands) (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Non-GAAP operating income
GAAP operating loss	$(313)	$(7,427)	$(16,229)	$(33,018)
Stock-based compensation expense	9,285	9,609	26,975	28,287
Amortization of acquired intangible assets	353	229	1,106	428
Non-GAAP operating income (loss)	$9,325	$2,411	$11,852	$(4,303)
Non-GAAP operating margin	12.8%	3.8%	6.0%	-2.6%

Non-GAAP gross profit
GAAP gross profit	$52,604	$45,641	$139,359	$121,245
Stock-based compensation expense	806	667	2,292	1,948
Amortization of acquired intangible assets	241	133	725	224
Non-GAAP gross profit	$53,651	$46,441	$142,376	$123,417
Non-GAAP gross margin	73.7%	74.0%	72.2%	73.1%

Non-GAAP sales and marketing
GAAP sales and marketing	$28,436	$27,425	$82,978	$82,002
Stock-based compensation expense	(2,358)	(2,847)	(7,267)	(8,705)
Amortization of acquired intangible assets	(112)	(96)	(381)	(204)
Non-GAAP sales and marketing	$25,966	$24,482	$75,330	$73,093
Non-GAAP sales and marketing as a % of revenue	35.7%	39.0%	38.2%	43.3%

Non-GAAP general and administrative
GAAP general and administrative	$15,838	$16,429	$45,679	$48,411
Stock-based compensation expense	(5,264)	(5,060)	(14,551)	(14,825)
Non-GAAP general and administrative	$10,574	$11,369	$31,128	$33,586
Non-GAAP general and administrative as a % of revenue	14.5%	18.1%	15.8%	19.9%

Non-GAAP research and development
GAAP research and development	$8,643	$9,214	$26,931	$23,850
Stock-based compensation expense	(857)	(1,035)	(2,865)	(2,809)
Non-GAAP research and development	$7,786	$8,179	$24,066	$21,041
Non-GAAP research and development as a % of revenue	10.7%	13.0%	12.2%	12.5%